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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 9, 1998
                                                         ---------------




                               HAYES CORPORATION
             (Exact name of Registrant as specified in its charter)




           DELAWARE                                 0-21697                               52-1987873
(State or other jurisdiction of              (Commission File No.)                       (IRS Employer
       incorporation or                                                               Identification No.)
         organization)
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                          5854 PEACHTREE CORNERS EAST
                            NORCROSS, GEORGIA 30092
          (Address of principal executive offices, including zip code)
                                 (770) 840-9200
                 (Registrant's telephone number, including area



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               (Former name and former address from last report)


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ITEM 3.           OTHER EVENTS

         On October 9, 1998, the Hayes Corporation and its affiliates filed a petition in the U.S. Bankruptcy Court for the District of Delaware (Case No.
98-2278 (MFW)) for relief under Chapter 11 of the U.S. Bankruptcy Code due to its inability to pay its debts on a current basis.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Hayes Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HAYES CORPORATION

                                        /s/ Charles Marantz
Date: October 16, 1998                  ----------------------------------------
                                        Charles Marantz, Chief Financial Officer